EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Flexsteel Industries, Inc. (the Issurer) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the Report), we, K. Bruce Lauritsen, Chief Executive Officer, and Ronald J. Klosterman, Chief Financial Officer, of the Issurer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and;
     (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Issurer.




Date: April 17, 2003
      --------------


                                                  By:   /S/ K. BRUCE LAURITSEN
                                                      --------------------------
                                                        K. Bruce Lauritsen
                                                        Chief Executive Officer




                                                          /S/ R. J. KLOSTERMAN
                                                        ------------------------
                                                         Ronald J. Klosterman
                                                         Chief Financial Officer